                                                                   Exhibit 4

                               [OPTIONCARE INC. LOGO]

         NUMBER                                                   SHARES

        LU 2444

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


30,000,000 AUTHORIZED SHARES OF COMMON STOCK                  SEE REVERSE FOR
$.01 PAR VALUE PER SHARE                                    CERTAIN DEFINITIONS


      THIS CERTIFIES THAT                                     CUSIP 683948 10 3


                                   SPECIMEN


is the owner of


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          $.01 PAR VALUE PER SHARE OF

                               OPTION CARE, INC.

                             CERTIFICATE OF STOCK

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. The shares represented by this Certificate are subject to the provisions of the Corporation's Certificate of Incorporation and Bylaws, and all amendments thereof.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

     Dated:

           /s/ Cathy Bellehumeur                     /s/ Rajat Rai

             SECRETARY                                  PRESIDENT

                    [OPTION CARE, INC. CORPORATE SEAL]


COUNTERSIGNED AND REGISTERED:
    U.S. STOCK TRANSFER CORPORATION
        (GLENDALE, CA)
        TRANSFER AGENT AND REGISTRAR
BY:



                AUTHORIZED SIGNATURE

     A full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation, and all amendments thereof, and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common                    UNIF GIFT MIN ACT--________ Custodian _________
     TEN ENT--as tenants by the entireties                                (Cust)             (Minor)
     JT TEN --as joint tenants with right of                             under Uniform Gifts to Minors
              survivorship and not as tenants                            Act _________________________
              in common                                                             (State)
                                                       UNIF TRF MIN ACT--________ Custodian (until age __)
                                                                          (Cust)
                                                                         ___________ under Uniform Transfers
                                                                           (Minor)
                                                                         to Minors Act ___________________
                                                                                            (State)

         Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


_______________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                       INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated __________________________

                           ____________________________________________________

                           ____________________________________________________
                           NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.